UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 28, 2019 (May 22, 2019)
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17901 Von Karman Avenue, Suite 1200, Irvine, CA		92614
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(949) 864-8000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PPBI	NASDAQ Stock Market

Item 5.02    Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2019, the Board of Directors of Pacific Premier Bancorp, Inc. (the “Company”), upon the recommendation of its Governance Committee, approved the appointments of Barbara S. Polsky and Jaynie Miller Studenmund as members of the Company’s Board of Directors. Mses. Polsky and Studenmund will also serve on the Board of Directors of Pacific Premier Bank, the Company’s wholly-owned bank subsidiary (the “Bank”).

Each of Ms. Polsky and Ms. Studenmund is considered an independent director under the applicable Securities and Exchange Commission and NASDAQ rules, and each will be subject to re-election at the Company’s annual meeting of stockholders to be held in 2020. Ms. Polsky is expected to serve as a member of the Company’s Governance and Compensation Committees, and Ms. Studenmund is expected to serve as a member of the Company’s Compensation and Enterprise Risk Committees.

There are no arrangements or understandings between either Ms. Polsky or Ms. Studenmund and any other person pursuant to which she was selected as director. Mses. Polsky and Studenmund will each receive the same compensation as currently paid to the Company’s and the Bank’s other board members.

Item 7.01    Regulation FD Disclosure

A copy of the press release issued by the Company on May 28, 2019 regarding the director appointments described in Item 5.02 above is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01    Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press Release Dated May 28, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	May 28, 2019	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
Chairman, President and Chief Executive Officer